THIRD QUARTER 2015 EARNINGS CONFERENCE CALL October 21, 2015

• Organic revenue growth was 7.1%  Net acquisitions added 0.1%  Currency exchange rate changes were negative 5.9%  Total revenue increase was 1.3%  U.S. and International strength • Operating margin was 10.3%, an improvement of 100 basis points • Operating income was $192 million, an increase of 12% • Adjusted diluted EPS was $0.27 excluding a $0.09 loss on sales of businesses, a 29% increase • First nine months organic growth was 6.5% and margin expanded 100 basis points Overview – Third Quarter 2015 Page 2 See reconciliation of organic revenue change on pages 17 and 18 and adjusted diluted EPS on page 21.

2015 2014 Revenue 1,865.5$ 1,841.1$ Salaries and Related Expenses 1,202.2 1,195.2 Office and General Expenses 471.4 474.6 Operating Income 191.9 171.3 Interest Expense (21.3) (20.7) Interest Income 5.6 7.5 Other Expense, net (37.2) (0.6) Income Before Income Taxes 139.0 157.5 Provision for Income Taxes 61.1 65.0 Equity in Net Income of Unconsolidated Affiliates 0.1 0.3 Net Income 78.0 92.8 Net Income Attributable to Noncontrolling Interests (3.1) (3.1) 74.9$ 89.7$ Earnings per Share Available to IPG Common Stockholders: Basic 0.18$ 0.21$ Diluted 0.18$ 0.21$ Weighted-Average Number of Common Shares Outstanding: Basic 407.6 419.2 Diluted 415.5 426.4 Dividends Declared per Common Share 0.120$ 0.095$ Three Months Ended September 30, Net Income Available to IPG Common Stockholders Operating Performance (Amounts in Millions, except per share amounts) Page 3

2015 2014 Total Organic 2015 2014 Total Organic IAN 1,484.1$ , 59.3$ 1.7% 8.0% 4,3 1.3$ 4,260.3$ 2.1% 7.5% CMG 3 1.4 381.8 (0.1%) 3.7 1,066. 1,0 9.7 (0.3%) 2. Nine Months Ended Change Three Months Ended S ptember 30, September 30, Change $ % Change $ % Change September 30, 2014 1,841.1$ 5,330.0$ Total change 24.4 1.3% 87.6 1.6% Foreign currency (109.1) (5.9%) (286.9) (5.4%) Net acquisitions/(divestitures) 2.6 0.1% 27.1 0.5% Organic 130.9 7.1% 347.4 6.5% September 30, 2015 1,865.5$ 5,417.6$ Three Months Ended Nine Months Ended Revenue ($ in Millions) Page 4 See reconciliation of segment organic revenue change on pages 17 and 18. Integrated Agency Networks (“IAN”): McCann Worldgroup, FCB (Foote, Cone & Belding), Mullen Lowe Group, IPG Mediabrands, our digital specialist agencies and our domestic integrated agencies Constituency Management Group (“CMG”): Weber Shandwick, Golin, Jack Morton, FutureBrand, Octagon and our other marketing service specialists

Total Organic Total Organic United States 7.2% 7.1% 7.3% 7.0% International (6.7%) 7.1% (5.9%) 5.9% United Kingdom (1.4%) 5.2% (1.5%) 6.5% Continental Europe (16.2%) 0.2% (12.3%) 2.5% Asia Pacific (4.7%) 7.2% (0.6%) 8.4% Latin America (13.2%) 14.4% (16.8%) 4.3% All Other Markets 3.1% 13.5% (1.2%) 7.1% Worldwide 1.3% 7.1% 1.6% 6.5% Three Months Ended September 30, 2015 Nine Months Ended September 30, 2015 Geographic Revenue Change Page 5 “All Other Markets” includes Canada, Africa and the Middle East. See reconciliation of organic revenue change on pages 17 and 18.

(0.9%) 0.9% 3.8% 3.7% (10.8%) 7.0% 6.1% 0.7% 2.8% 5.5% (12.0%) (10.0%) (8.0%) (6.0%) (4.0%) (2.0%) 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Q4-05 Q4-06 Q4-07 Q4-08 Q4-09 Q4-10 Q4-11 Q4-12 Q4-13 Q4-14 6.0% Organic Revenue Growth Page 6 See reconciliation on page 19. Trailing Twelve Months Q3-15

Salaries & Related 2015 2014 $ Total Organic Three Months Ended September 30, 1,202.2$ 1,195.2$ 7.0$ 0.6% 6.2% % of Revenue 64.4% 64.9% Three months severance 15.0$ 11.7$ 3.3$ 28.2% % of Revenue 0.8% 0.6% Nine Months Ended September 30, 3,622.6$ 3,554.0$ 68.6$ 1.9% 6.8% % of Revenue 66.9% 66.7% Nine months severance 49.2$ 48.2$ 1.0$ 2.1% % of Revenue 0.9% 0.9% Office & General 2015 2014 $ Total Organic Three Months Ended September 30, 471.4$ 474.6$ (3.2)$ (0.7%) 5.2% % of Revenue 25.3% 25.8% Three months occupancy expense (ex-D&A) 122.4$ 126.0$ (3.6)$ (2.9%) % of Revenue 6.6% 6.8% Nine Months Ended September 30, 1,379.5$ 1,420.6$ (41.1)$ (2.9%) 2.1% % of Revenue 25.5% 26.7% Nine months occupancy expense (ex-D&A) 354.4$ 378.9$ (24.5)$ (6.5%) % of Revenue 6.5% 7.1% Change Change Expenses ($ in Millions) Page 7 See reconciliation of organic measures on pages 17 and 18.

(1.7%) 1.7% 5.3% 8.5% 5.7% 8.4% 9.8% 9.8% 8.4% 10.5% 11.1% 9.3% (4.0%) (2.0%) 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% Q4-05 Q4-06 Q4-07 Q4-08 Q4-09 Q4-10 Q4-11 Q4-12 Q4-13 Q4-14 Operating Margin Page 8 Trailing Twelve Months Q3-15 For the twelve months ended December 31, 2013, reported operating income of $598.3 includes our Q4 2013 restructuring charge of $60.6. Excluding this charge, adjusted operating income was $658.9, and adjusted operating margin is represented in green. ($ in Millions)

September 30, December 31, September 30, 2015 2014 2014 CURRENT ASSETS: Cash and cash equivalents 874.3$ 1,660.6$ 896.0$ Marketable securities 6.9 6.6 6.4 Accounts receivable, net 3,848.3 4,376.6 3,870.9 Expenditures billable to clients 1,590.2 1,424.2 1,725.6 Other current assets 349.1 342.2 402.0 Total current assets 6,668.8$ 7,810.2$ 6,900.9$ CURRENT LIABILITIES: Accounts payable 5,753.4$ 6,558.0$ 5,875.0$ Accrued liabilities 688.9 796.0 638.8 Short-term borrowings 128.3 107.2 128.3 Current portion of long-term debt 2.0 2.1 2.2 Total current liabilities 6,572.6$ 7,463.3$ 6,644.3$ Balance Sheet – Current Portion ($ in Millions) Page 9

2015 2014 NET INCOME 78$ 93$ OPERATING ACTIVITIES Depreciation & amortization 56 54 Deferred taxes (34) 42 Non-cash loss on sale of businesses 38 - Other non-cash items 8 4 Change in working capital, net 154 (11) Other non-current assets & liabilities (19) (6) Net cash provided by Operating Activities 281 176 INVESTING ACTIVITIES Capital expenditures (31) (35) Acquisitions & deferred payments, net (6) (12) Business, investment & fixed asset purchases/sales, net (4) 5 Net cash used in Investing Activities (41) (42) FINANCING ACTIVITIES Repurchase of common stock (70) (51) Common stock dividends (48) (40) Net (decrease) increase in short-term bank borrowings (26) 9 Distributions to noncontrolling interests (5) (2) Acquisition-related payments (4) (4) Exercise of stock options 1 1 Other financing activities 1 1 Net cash used in Financing Activities (151) (86) Currency Effect (63) (47) Increase in Cash & S/T Marketable Securities 26$ 1$ Three Months Ended September 30, Cash Flow ($ in Millions) Page 10 (1) Excludes the net purchase, sale and maturities of short-term marketable securities. See reconciliation on page 20. (1)

$2,349 $2,120 $1,947 $1,737 $1,769 $1,652 $1,663 $1,733 $1,752 $1,000 $1,500 $2,000 $2,500 $3,000 12/31/2007 12/31/2008 12/31/2009 12/31/2010 12/31/2011 12/31/2012 12/31/2013 12/31/2014 9/30/2015 $2,450 Total Debt (1) ($ in Millions) Page 11 (2) (1) Includes current portion of long-term debt, short-term borrowings and long-term debt. (2) Includes our November 2012 debt issuances of $800 aggregate principal amount of Senior Notes, which pre-funded our plan to redeem a similar amount of debt in 2013.

• Very solid performance against FY-15 financial objectives • Traction from key strategic drivers  Quality of our offerings  Strength in high-growth disciplines and largest regions  Effective expense management • Continued focus on margin improvement • Financial strength/share repurchase continues to be a source of value creation Summary Page 12

Appendix

2015 2014 Revenue 5,417.6$ 5,330.0$ Salaries and Related Expenses 3,622.6 3,554.0 Office and General Expenses 1,379.5 1,420.6 Operating Income 415.5 355.4 Interest Expense (62.5) (63.5) Interest Income 17.8 20.3 Other Expense, net (36.4) (10.1) Income Before Income Taxes 334.4 302.1 Provision for Income Taxes 137.4 128.6 Equity in Net Income of Unconsolidated Affiliates 0.6 0.6 Net Income 197.6 174.1 Net Income Attributable to Noncontrolling Interests (3.3) (5.9) 194.3$ 168.2$ Earnings per Share Available to IPG Common Stockholders: Basic 0.47$ 0.40$ Diluted 0.47$ 0.39$ Weighted-Average Number of Common Shares Outstanding: Basic 409.7 421.0 Diluted 417.0 427.2 Dividends Declared per Common Share 0.360$ 0.285$ Net Income Available to IPG Common Stockholders Nine Months Ended September 30, Operating Performance (Amounts in Millions, except per share amounts) Page 14

2015 2014 NET INCOME 198$ 174$ OPERATING ACTIVITIES Depreciation & amortization 170 163 Deferred taxes (34) 49 Non-cash loss on sale of businesses 38 - Other non-cash items 26 26 Change in working capital, net (606) (758) Other non-current assets & liabilities (48) (35) Net cash used in Operating Activities (256) (381) INVESTING ACTIVITIES Capital expenditures (81) (94) Acquisitions & deferred payments, net (6) (63) Business, investment & fixed asset purchases/sales, net (4) 16 Net cash used in Investing Activities (91) (141) FINANCING ACTIVITIES Repurchase of common stock (172) (148) Common stock dividends (147) (120) Acquisition-related payments (32) (13) Distributions to noncontrolling interests (13) (14) Purchase of long-term debt (1) (350) Proceeds from issuance of long-term debt - 499 Excess tax benefit from share-based payment arrangements 9 - Exercise of stock options 12 12 Net increase (decrease) in short-term bank borrowings 29 (44) Other financing activities 4 3 Net cash used in Financing Activities (311) (175) Currency Effect (128) (43) Decrease in Cash & S/T Marketable Securities (786)$ (740)$ Nine Months Ended September 30, Cash Flow ($ in Millions) Page 15 (1) Excludes the net purchase, sale and maturities of short-term marketable securities. See reconciliation on page 20. (1)

Q1 Q2 Q3 Q4 YTD 2015 Depreciation and amortization of fixed assets and intangible assets 38.7$ 39.5$ 38.1$ 116.3$ Amortization of restricted stock and other non-cash compensation 16.8 16.4 16.5 49.7 Net amortization of bond discounts and deferred financing costs 1.4 1.4 1.4 4.2 Q1 Q2 Q3 Q4 FY 2014 Depreciation and amortization of fixed assets and intangible assets 40.5$ 40.2$ 41.0$ 41.3$ 163.0$ Amortization of restricted stock and other non-cash compensation 15.1 11.1 11.7 16.4 54.3 Net amortization of bond discounts and deferred financing costs 1.0 1.3 1.4 1.4 5.1 2015 2014 Depreciation and Amortization ($ in Millions) Page 16

Three Months Ended September 30, 2014 Foreign Currency Net Acquisitions / (Divestitures) Three Months Ended September 30, 2015 Organic Total Segment Revenue IAN 1,459.3$ (93.3)$ 1.5$ 116.6$ 1,484.1$ 8.0% 1.7% CMG 381.8 (15.8) 1.1 14.3 381.4 3.7% (0.1%) Total 1,841.1$ (109.1)$ 2.6$ 130.9$ 1,865.5$ 7.1% 1.3% Geographic United States 1,061.8$ -$ 1.2$ 75.5$ 1,138.5$ 7.1% 7.2% International 779.3 (109.1) 1.4 55.4 727.0 7.1% (6.7%) United Kingdom 167.7 (12.4) 1.3 8.8 165.4 5.2% (1.4%) Continental Europe 169.9 (28.1) 0.1 0.4 142.3 0.2% (16.2%) Asia Pacific 227.6 (27.2) 0.2 16.3 216.9 7.2% (4.7%) Latin America 112.5 (30.8) (0.2) 16.2 97.7 14.4% (13.2%) All Other Markets 101.6 (10.6) - 13.7 104.7 13.5% 3.1% Worldwide 1,841.1$ (109.1)$ 2.6$ 130.9$ 1,865.5$ 7.1% 1.3% Expenses Salaries & Related 1,195.2$ (68.8)$ 1.7$ 74.1$ 1,202.2$ 6.2% 0.6% Office & General 474.6 (28.5) 0.5 24.8 471.4 5.2% (0.7%) Total 1,669.8$ (97.3)$ 2.2$ 98.9$ 1,673.6$ 5.9% 0.2% Components of Change Change Organic Reconciliation of Organic Measures ($ in Millions) Page 17

Nine Months Ended September 30, 2014 Foreign Currency Net Acquisitions / (Divestitures) Organic Nine Months Ended September 30, 2015 Organic Total Segment Revenue IAN 4,260.3$ (245.6)$ 15.5$ 321.1$ 4,351.3$ 7.5% 2.1% CMG 1,069.7 (41.3) 11.6 26.3 1,066.3 2.5% (0.3%) Total 5,330.0$ (286.9)$ 27.1$ 347.4$ 5,417.6$ 6.5% 1.6% Geographic United States 3,031.7$ -$ 10.2$ 212.5$ 3,254.4$ 7.0% 7.3% International 2,298.3 (286.9) 16.9 134.9 2,163.2 5.9% (5.9%) United Kingdom 494.3 (40.6) 1.3 32.0 487.0 6.5% (1.5%) Continental Europe 541.4 (96.0) 15.8 13.6 474.8 2.5% (12.3%) Asia Pacific 640.3 (58.0) 0.1 54.0 636.4 8.4% (0.6%) Latin America 319.4 (67.1) (0.3) 13.7 265.7 4.3% (16.8%) All Other Markets 302.9 (25.2) - 21.6 299.3 7.1% (1.2%) Worldwide 5,330.0$ (286.9)$ 27.1$ 347.4$ 5,417.6$ 6.5% 1.6% Expenses Salaries & Related 3,554.0$ (191.1)$ 18.9$ 240.8$ 3,622.6$ 6.8% 1.9% Office & General 1,420.6 (75.6) 5.1 29.4 1,379.5 2.1% (2.9%) Total 4,974.6$ (266.7)$ 24.0$ 270.2$ 5,002.1$ 5.4% 0.6% Components of Change Change Reconciliation of Organic Measures ($ in Millions) Page 18

Reconciliation of Organic Revenue Growth

Last Twelve Months Ending	Beginning of Period Revenue	Components of Change During the Period: Foreign Currency	Net Acquisitions / (Divestitures)	Organic	End of Period Revenue
12/31/05	$ 6,387.0	$ 40.4	$ (107.4)	$ (56.2)	$ 6,263.8
3/31/06	6,323.8	(10.9)	(132.6)	81.5	6,261.8
6/30/06	6,418.4	(8.8)	(157.5)	(68.5)	6,183.6
9/30/06	6,335.9	(13.9)	(140.4)	15.6	6,197.2
12/31/06	6,263.8	20.7	(165.5)	57.8	6,176.8
3/31/07	6,261.8	78.4	(147.2)	16.0	6,209.0
6/30/07	6,183.6	102.4	(124.7)	166.6	6,327.9
9/30/07	6,197.2	137.3	(110.9)	209.2	6,432.8
12/31/07	6,176.8	197.5	(70.7)	233.1	6,536.7
3/31/08	6,209.0	217.8	(45.9)	280.6	6,661.5
6/30/08	6,327.9	244.8	(12.6)	282.4	6,842.5
9/30/08	6,432.8	237.4	32.8	317.2	7,020.2
12/31/08	6,536.7	71.5	87.6	243.0	6,938.8
3/31/09	6,661.5	(88.3)	114.7	91.9	6,779.8
6/30/09	6,842.5	(286.2)	139.2	(275.3)	6,420.2
9/30/09	7,020.2	(390.1)	115.2	(636.4)	6,108.9
12/31/09	6,938.8	(251.6)	69.1	(748.9)	6,007.4
3/31/10	6,779.8	(88.2)	36.0	(705.4)	6,022.2
6/30/10	6,420.2	59.1	2.0	(316.9)	6,164.4
9/30/10	6,108.9	117.7	9.6	60.1	6,296.3
12/31/10	6,007.4	63.3	17.0	419.6	6,507.3
3/31/11	6,022.2	21.0	18.2	583.7	6,645.1
6/30/11	6,164.4	61.5	12.4	535.8	6,774.1
9/30/11	6,296.3	119.1	(7.7)	539.5	6,947.2
12/31/11	6,507.3	122.2	(8.6)	393.7	7,014.6
3/31/12	6,645.1	92.9	(1.4)	310.0	7,046.6
6/30/12	6,774.1	(14.3)	14.5	247.3	7,021.6
9/30/12	6,947.2	(117.2)	39.7	95.8	6,965.5
12/31/12	7,014.6	(147.6)	41.8	47.4	6,956.2
3/31/13	7,046.6	(143.7)	48.2	41.3	6,992.4
6/30/13	7,021.6	(111.4)	56.9	65.8	7,032.9
9/30/13	6,965.5	(80.3)	49.5	128.2	7,062.9
12/31/13	6,956.2	(80.4)	50.3	196.2	7,122.3
3/31/14	6,992.4	(89.9)	51.2	263.1	7,216.8
6/30/14	7,032.9	(80.6)	51.6	308.1	7,312.0
9/30/14	7,062.9	(53.5)	74.3	369.0	7,452.7
12/31/14	7,122.3	(75.5)	95.3	395.0	7,537.1
3/31/15	7,216.8	(125.7)	98.4	386.1	7,575.6
6/30/15	7,312.0	(223.5)	85.3	426.5	7,600.3
9/30/15	7,452.7	(336.2)	58.3	449.9	7,624.7

Page 19

($ in Millions)

IPG

2015 2014 2015 2014 INVESTING ACTIVITIES Cash used in Investing Activities per presentation (41)$ (42)$ (91)$ (141)$ Purchase, sale and maturities of short-term marketable securities, net - (1) - (1) Cash used in Investing Activities as reported (41)$ (43)$ (91)$ (142)$ Three Months Ended September 30, Nine Months Ended September 30, Reconciliation of Investing Cash Flow ($ in Millions) Page 20

Reconciliation of Loss on Sales of Businesses (1)

	Three Months Ended September 30, 2015			Nine Months Ended September 30, 2015		
	As Reported	Loss on Sales of Businesses	Ex - Loss on Sales of Businesses	As Reported	Loss on Sales of Businesses	Ex - Loss on Sales of Businesses
Income Before Income Taxes	$ 139.0	$ (38.0)	$ 177.0	$ 334.4	$ (38.0)	$ 372.4
Provision for Income Taxes	(61.1)	2.7	(63.8)	(137.4)	2.7	(140.1)
Effective Tax Rate	***44.0%***		***36.0%***	***41.1%***		***37.6%***
Equity in Net Income of Unconsolidated Affiliates	0.1		0.1	0.6		0.6
Net Income Attributable to Noncontrolling Interests	(3.1)		(3.1)	(3.3)		(3.3)
Net Income Available to IPG Common Stockholders - Basic and Diluted	$ 74.9	$ (35.3)	$ 110.2	$ 194.3	$ (35.3)	$ 229.6
Weighted-Average Number of Common Shares Outstanding - Basic	407.6		407.6	409.7		409.7
Add: Effect of Dilutive Securities						
Restricted Stock, Stock Options and Other Equity Awards	7.9		7.9	7.3		7.3
Weighted-Average Number of Common Shares Outstanding - Diluted	415.5		415.5	417.0		417.0
Earnings Per Share Available to IPG Common Stockholders - Basic	$ 0.18	$ (0.09)	$ 0.27	$ 0.47	$ (0.09)	$ 0.56
Earnings Per Share Available to IPG Common Stockholders - Diluted	$ 0.18	$ (0.09)	$ 0.27	$ 0.47	$ (0.08)	$ 0.55

(1) During Q3 2015, we recorded losses on sales of businesses in our international markets, primarily in Latin America and Continental Europe. This amount includes losses on completed dispositions and the classification of certain assets as held for sale.

Page 21

($ in Millions)

As Reported Loss on Early Extinguishment of Debt Ex - Loss on Early Extinguishment of Debt Income Before Income Taxes 302.1$ (10.4)$ 312.5$ Provision for Income Taxes (128.6) 3.8 (132.4) Effective Tax Rate 42.6% 42.4% Equity in Net Income of Unconsolidated Affiliates 0.6 0.6 Net Income Attributable to Noncontrolling Interests (5.9) (5.9) 168.2$ (6.6)$ 174.8$ Weighted-Average Number of Common Shares Outstanding - Basic 421.0 421.0 Add: Effect of Dilutive Securities Restricted Stock, Stock Options and Other Equity Aw ards 6.2 6.2 Weighted-Average Number of Common Shares Outstanding - Diluted 427.2 427.2 Earnings Per Share Available to IPG Common Stockholders - Basic 0.40$ (0.02)$ 0.42$ Earnings Per Share Available to IPG Common Stockholders - Diluted 0.39$ (0.02)$ 0.41$ Nine Months Ended September 30, 2014 Net Income Available to IPG Common Stockholders - Basic and Diluted ($ in Millions) Page 22 Reconciliation of Loss on Early Extinguishment of Debt (1) (1) In May 2014, we redeemed $350 in aggregate principal amount of our 6.25% Notes. (2) Loss on early extinguishment of debt of $10.4, primarily due to a redemption premium. (2)

Metrics Update

Metrics Update Page 24 SALARIES & RELATED Trailing Twelve Months (% of revenue) Base, Benefits & Tax Incentive Expense Severance Expense Temporary Help OFFICE & GENERAL Trailing Twelve Months (% of revenue) Professional Fees Occupancy Expense (ex-D&A) T&E, Office Supplies & Telecom All Other O&G FINANCIAL Available Liquidity $1.0 Billion 5-Year Credit Facility Covenants Category Metric

63.8% 64.0% 64.1% 60.0% 62.0% 64.0% 66.0% 9/30/2014 12/31/2014 9/30/2015 % of Revenue, Trailing Twelve Months Salaries & Related Expenses Page 25

0.8% 0.6% 0.9% 0.9% 0.0% 0.5% 1.0% 1.5% Severance Expense Three Months Nine Months 3.7% 3.9% 3.8% 3.8% 0.0% 2.0% 4.0% 6.0% Temporary Help Three Months Nine Months 3.9% 3.5% 3.8% 3.4% 0.0% 2.0% 4.0% 6.0% Incentive Expense Nine MonthsThree Months 53.3% 53.8% 55.5% 55.8% 45.0% 50.0% 55.0% 60.0% Base, Benefits & Tax Three Months Nine Months 2015 2014 Salaries & Related Expenses (% of Revenue) Page 26 Three and Nine Months Ended September 30 “All Other Salaries & Related,” not shown, was 2.7% and 3.1% for the three months ended September 30, 2015 and 2014, respectively, and 2.9% and 2.8% for the nine months ended September 30, 2015 and 2014, respectively.

26.3% 25.6% 24.8% 23.0% 25.0% 27.0% 29.0% 9/30/2014 12/31/2014 9/30/2015 % of Revenue, Trailing Twelve Months Office & General Expenses Page 27 (1) Office & general expenses excludes our Q4 2013 restructuring charge, which was recorded as a separate line item in our income statement. (1)

1.6% 1.4% 1.6% 1.6% 0.0% 1.0% 2.0% 3.0% Professional Fees Three Months Nine Months 6.6% 6.8% 6.5% 7.1% 4.0% 6.0% 8.0% 10.0% Occupancy Expense (ex-D&A) Three Months Nine Months 13.9% 14.3% 13.9% 14.4% 10.0% 12.0% 14.0% 16.0% All Other O&G Three Months Nine Months 3.2% 3.3% 3.5% 3.6% 2.0% 3.0% 4.0% 5.0% T&E, Office Supplies & Telecom Three Months Nine Months Office & General Expenses (% of Revenue) Page 28 Three and Nine Months Ended September 30 “All Other O&G” includes production expenses, depreciation and amortization, bad debt expense, adjustments for contingent acquisition obligations, foreign currency (gains) losses, restructuring and other reorganization-related charges (reversals), long-lived asset impairments and other expenses. 2015 2014

$902 $1,667 $741 $856 $881 $984 $984 $983 $983 $984 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 9/30/2014 12/31/2014 3/31/2015 6/30/2015 9/30/2015 Cash, Cash Equivalents and Short-Term Marketable Securities Available Committed Credit Facility Available Liquidity ($ in Millions) Page 29 Cash, Cash Equivalents and Short-Term Marketable Securities + Available Committed Credit Facility

Last Twelve Months Ending September 30, 2015 I. Interest Coverage Ratio (not less than): 5.00x Actual Interest Coverage Ratio: 19.28x II. Leverage Ratio (not greater than): 3.25x Actual Leverage Ratio: 1.63x Interest Coverage Ratio - Interest Expense Reconciliation Last Twelve Months Ending September 30, 2015 Interest Expense: $83.9 - Interest income 24.9 - Other 3.4 Net interest expense : $55.6 EBITDA Reconciliation Last Twelve Months Ending September 30, 2015 Operating Income: $848.5 + Depreciation and amortization 223.7 EBITDA : $1,072.2 Covenants $1.0 Billion 5-Year Credit Facility Covenants ($ in Millions) Page 30 (1) Calculated as defined in the Credit Agreement. (1) (1)

Cautionary Statement Page 31 This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management’s beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following: ➔ potential effects of a challenging economy, for example, on the demand for our advertising and marketing services, on our clients’ financial condition and on our business or financial condition; ➔ our ability to attract new clients and retain existing clients; ➔ our ability to retain and attract key employees; ➔ risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy; ➔ potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments; ➔ risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; and ➔ developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world. Investors should carefully consider these factors and the additional risk factors outlined in more detail in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors.